urban-gro®

Investor Presentation

February 2025

Nasdaq: UGRO

Safe harbor statement

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Specific forward-looking statements in this presentation include, but are not limited to, statements regarding realizing positive adjusted EBITDA, profitability, revenues to be realized from projects, rebranding, potential rescheduling of Cannabis, SAFER banking passage, Cannabis sector momentum, etc. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to effectively execute on our growth strategy; our ability to continue winning engineering and design contracts, our ability to deliver on those contracts; and our reliance on key personnel. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

Nasdaq: UGRO

An integrated professional services and Design-Build firm.


Bill and Olivia Amos
Children's Hospital
Entrance

Licensed Experts

- Architects
- Interior Designers
- Engineers
- Construction Management
- Horticulturalists

Sectors Served

- Controlled Environment Agriculture ("CEA")
- Light Industrial
- Healthcare
- Hospitality
- Laboratories
- Education
- Civic

Global Footprint

- Four (4) U.S. Offices
- One (1) European Office

Key Takeaways

01 Diversified

Complete Design-Build and à la carte platform capabilities

Multi-Sector including Controlled Environment Agriculture ("CEA"), Light Industrial, Healthcare, and more.

02 Deep Domain Expertise

Early-stage A/E/C (Architecture, Engineering, and Construction Management) Company

>1000 projects completed with experience in multiple sectors and deep domain expertise in CEA

03 Focus

Positive Adjusted EBITDA

Renewed Stability and Profitability

Brand Alignment and Unification with Corporate Sector Rebranding

Analyst Coverage**

Craig-Hallum Capital Group (Eric Des Lauriers), Small-Cap Consumer Research (Eric Beder), Maxim Capital (Anthony Vendetti), First Berlin (Ellis Acklin), ROTH MKM Capital Partners

**urban-gro is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding urban-gro's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of urban-gro or its management. urban-gro does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Turnkey Approach Saves Time & Expense

TRADITIONAL
Owner Contracted

The traditional owner contracted method requires the owner to find and collaborate with a reputable architect and in addition, source multiple other services and resources.

- Owner's Representative
- Topographical Survey
- Geotechnical Survey
- Acoustical
- General Contractor
- Water Treatment
- Extraction
- Odor Mitigation
- Architect
- Infusion
- Benching
- Lighting
- Environmental Controls
- Fertigation
- Equipment System Procurement & Integration

DESIGN SERVICES

Architect Contracted

- Civil Design
- Mechanical
- Plumbing
- Fire Protection
- Landscaping
- Electrical
- Structural
- Odor Mitigation

CEA Only

- Cultivation Space Planning
- Integrated Cultivation Design

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UGRO TURNKEY
Design-Build Contracted

The owner retains just a single point of contact that handles over 20 services.

- Time & Cost Savings in Efficient Service Bundles
- Speed to Launch

Design-Build Representative

Architect	Topographical Survey	Mechanical
General Contractor	Geotechnical Survey	Civil
Acoustical	Plumbing	Structural
Landscaping	Electrical	Fire Protection

CEA Only

Water Treatment	Environmental Controls	Extraction
Infusion	Integrated Cultivation Design	Odor Mitigation
Cultivation Space Planning	Benching	Equipment System Procurement &Integration
Lighting	Fertigation	













CEA: Cannabis & Produce

Expertise | Turnkey Integration | Speed-to-Market

In-House Design

- Architecture
- Engineering
- Integrated Cultivation Design
- Security Design
- Processing & Extraction Design
- Dispensary Design

Construction

- Preconstruction
- General Contracting
- Construction Management
- Design-Build Methodology

Equipment

- Fertigation & Water Treatment
- Controls
- HVAC
- Lighting
- Benching
- Air Sanitation & Odor Mitigation
- Post-Harvest/Processing
- Greenhouses
- Building & Interior Fit Out

Consulting & Support

- Tissue Culture
- Operational Assessments
- Equipment Financing
- Rebate Support

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Cannabis Sector Success

October 3, 2024 6:30 AM

urban-gro Signs Approximately $12 Million in New Cannabis Sector Contracts in the Third Quarter

LAFAYETTE, CO / ACCESSWIRE / October 3, 2024 / urban-gro, Inc. (NASDAQ:UGRO) ("urban-gro" or the "Company"), an integrated professional services and Design-Build firm offering solutions to the Controlled Environment Agriculture ("CEA") and commercial sectors, today announced that the Company has signed multiple new contracts with more than fifteen clients in the cannabis sector, with aggregate expected contract revenue of approximately $12 million. The contracted scopes of work include equipment procurement as well as engineering, architecture, and design services for cultivation, extraction, and retail dispensary projects across the U.S. The Company expects the majority of revenue from these projects to be recognized by the end of the first quarter of 2025.

"Fueled by the anticipation of positive results in November on Florida's Amendment 3 ballot initiative as well as the release of licenses in other new markets, we're excited to see our momentum in the cannabis sector continue to accelerate," said Bradley Nattrass, Chairman and CEO. "Despite the downturn over the past couple of years, we've remained confident in the sector's long-term growth potential. Our decision to retain the entire cannabis business unit team through this period has strategically positioned us to quickly capitalize on emerging opportunities with new and existing clients. As it relates to the Florida ballot initiative, we remain unwavering in our support for the Smart and Safe Florida campaign, and I strongly encourage all of our Floridian friends to vote *Yes on 3* this November 5th."

About urban-gro, Inc.

urban-gro, Inc.® (NASDAQ:UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture ("CEA"), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver *Your Vision - Built*. Learn more by visiting www.urban-gro.com.

February 6, 2025 7:15 AM

urban-gro, Inc. Signs $24 Million Construction Contract With Leading Midwest MSO

LAFAYETTE, COLORADO / ACCESS Newswire / February 6, 2025 / urban-gro, Inc. (Nasdaq:UGRO) ("urban-gro" or the "Company"), an integrated professional services and Design-Build firm offering solutions to the Controlled Environment Agriculture ("CEA") and commercial sectors, today announced the signing of the construction phase of a significant Design-Build contract with a leading Midwest-based Multi-State Operator ("MSO") to build their state-of-the-art vertically integrated cannabis facility.

Valued at close to $24 million, this contract milestone follows the successful completion of the facility design and preconstruction phases. The Company anticipates recognizing the project's revenue this calendar year.

"We are excited to deepen our partnership with this client through the execution of the next phase of our Design-Build contract. Our collaboration with this MSO highlights our strategic focus and extensive industry expertise, where the demand for innovative and efficient facilities is paramount," said Bradley Nattrass, Chairman and CEO of urban-gro.

About urban-gro, Inc.

urban-gro, Inc.® (Nasdaq:UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture ("CEA"), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver *Your Vision - Built*. Learn more by visiting www.urban-gro.com.








Commercial

Experienced | Trusted | Integrated

In-House Design Services

- Planning
- Programming
- Architectural Design
- Interior Design
- LEED Integration
- Graphics & Wayfinding
- Fundraising Support
- Building Assessment
- Construction Administration
- Project Management
- MEP/FP Engineering

Construction

- Preconstruction
- General Contracting
- Construction Management
- Design-Build Methodology

COMMERCIAL MARKETS

Aviation, Civic, Food & Beverage, Healthcare, Higher Education, Hospitality, Industrial, K12, Laboratory, Mixed Use, Recreation

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Commercial Sector Success

September 3, 2024 7:00 AM

urban-gro, Inc. Awarded First Project Under Master Services Agreement with P.F. Chang's, Marking a Significant Milestone in Hospitality Sector Diversification

LAFAYETTE, CO / ACCESSWIRE / September 3, 2024 / urban-gro, Inc. (NASDAQ:UGRO) ("urban-gro" or the "Company"), an integrated professional services and Design-Build firm offering solutions to multiple sectors, today announced that after executing a Master Services Agreement (MSA) in the third quarter of 2023, the Company has been awarded its first project with the well-known Asian culinary restaurant, P.F. Chang's. Anticipated to commence in the third quarter of 2024, the project scope of work will include the full build-out of a restaurant location in Westminster, Colorado. The company anticipates that the majority of the undisclosed revenue for this project will be recognized during the next six m

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P.F. CHANG'S
CHINA BISTRO

About P.F. Chang's

Founded in 1993 by Philip Chiang and Paul Fleming, P.F. Chang's is the first internationally recognized multi-unit Asian culinary brand to honor and celebrate the 2,000-year-old tradition of wok cooking as the center of the guest experience. With roots in Chinese cuisine, today's menu at P.F. Chang's spans across all of Asia, honoring cultures and recipes from Japan, Korea, Thailand, and beyond. Each item offers a unique exploration of flavor, whether it's a handcrafted cocktail, wok-fired lunch bowl, or celebratory Chef's Feast 3-course dinner. Worldwide, P.F. Chang's has more than 300 restaurants in 22 countries and U.S. airport locations. For more P.F. Chang's news, visit pfchangs.com and follow us on Facebook, Instagram, and TikTok @pfchangs.

September 24, 2024 6:30 AM

urban-gro Contracted to Provide Architectural Design Services for University Student Center Renovation at Columbus State University

LAFAYETTE, CO / ACCESSWIRE / September 24, 2024 / urban-gro, Inc. (NASDAQ:UGRO) ("urban-gro" or the "Company"), an integrated professional services and Design-Build firm offering solutions to multiple sectors, today announced that its architectural professional services division has been selected to provid ... ed on the Columbus State University ("CSU") Campus in Columbus, Georg

Originally built in two phases (1968 a ... J's main campus and is heavily used by the student population. Key elem ... y spaces, modifications for life safety and code compliance, update ... ural light and views, and the addition of modular seating and flex

"We are thrilled to continue to build ... ed us to contribute to the growth and development of their campus fo ... a local office gives us a deep connection to not only the university

COLUMBUS STATE UNIVERSITY

About urban-gro, Inc.

urban-gro, Inc.® (NASDAQ:UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture ("CEA"), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver *Your Vision - Built*. Learn more by visiting www.urban-gro.com.

September 27, 2024 6:30 AM

urban-gro, Inc. Awarded Construction Contract to Build New Fogo de Chão Restaurant in Katy, Texas

LAFAYETTE, CO / ACCESSWIRE / September 27, 2024 / urban-gro, Inc. (NASDAQ:UGRO) ("urban-gro" or the "Company"), an integrated professional services and Design-Build firm offering solutions to multiple sectors, today announced that after more than a year of providing Mechanical, Electrical, and Plumbing (MEP) engineering services for the internationally renowned Brazilian restaurant chain, Fogo de Chão, the firm is excited to announce the award of a construction contract to build a new restaurant in Katy, Texas. The contracted scope of work includes preconstruction, construction, and post-construction services for the retrofit project. Work is commencing immediately, with the majority of the undisclosed revenue expected to be recognized by the first quarter of 2025.

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FOGO DE CHÃO®

Europe, we deliver Your Vision - Built. Learn more by visiting www.urban-gro.com.

About Fogo de Chão

Fogo de Chão (fogo-dee-shown) is an internationally renowned restaurant from Brazil that elevates the culinary art of churrasco - the art of roasting high-quality cuts of meat over an open flame - into a cultural dining experience. Fogo is famed for its prix fixe Full Churrasco Experience that offers a continuous selection of premium cuts butchered daily by gaucho chefs, simply seasoned and grilled to create a craveable salty bark, then carved tableside. The naturally gluten-free Market Table offers a selection of seasonal salads, charcuterie, exotic fruit, superfoods and more. From celebratory to everyday occasions, Fogo provides selections for every daypart, including All-Day Happy Hour at Bar Fogo, Weekday Lunch, Dinner, and Weekend Brazilian Brunch. Guests can enhance their experience with offerings ranging from a shareable Wagyu New York Strip, South American wines, and more. For locations and to book a reservation to experience the fire of Fogo, visit fogo.com.

October 7, 2024 6:30 AM

urban-gro Secures Contract to Provide Full Architectural and Interior Design Services on Municipal Water Authority

LAFAYETTE, CO / ACCESSWIRE / Octo ... he "Company"), an integrated professional services and Design-Build firm offering ... as been selected to provide full architectural and interior design services for the new ... mencing immediately, and the majority of the contracted revenue is expected to be re

Located in McDonough, Georgia, the pr ... century workspace featuring a new office building, shop, warehouse, and ancillary ... nterior design team partner under Nashville, Tennessee-based engineering firm, BAF

"We are proud to be a part of the HCWA ... r longtime collaborative relationship with BARGE. Our team will focus on designin ... erve the region for generations to come," said Bradley Nattrass, Chairman and CEO.

HENRY COUNTY GA 1821

About urban-gro, Inc.

urban-gro, Inc.® (Nasdaq: UGRO) is an i ... r value-added architectural, engineering, and construction management solution ... healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver *Your Vision - Built*. Learn more by visiting www.urban-gro.com.

urban-gro, Inc. Secures Contract for Architectural Design S... Critical Municipal In... Project in Union City

Oct 02, 2024

UNION CITY GEORGIA THE PROGRESSIVE CITY 1908 SEAL

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Recent Financials



Solutions Revenue ($MM) by Quarter
18.4
1.5
16.5
18.9
3
15.6
21.1
3.6
17.1
16.4
2.9
3
10.2
12.4
5.4
2.8
3.9
17.3
11.5
3.4
2.3
16.8
10.2
3.5
2.9
18.8
11
3
4.6
20.9
14.8
2.9
3
15
10.2
2.5
2.1
15.5
9.8
3.1
2.5
18
12.1
2.4
3.4
9.9
4.2
1.9
3.7
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Equipment
Professional Services
Construction
Other



Revenue ($MM) by Sector by Year
FY 2021
60.2
2
96.8% CEA - 3.2% Non- CEA
FY 2022
44
23
64.5% CEA - 34.3% Non- CEA
FY 2023
21.6
50
30% CEA - 70% Non-CEA
FY 2024 YTD
21.9
21.4
51% CEA - 49% Non-CEA
CEA
Non-CEA

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Looking forward to 2025

FOCUS

Positive Adjusted EBITDA

Renewed Stability & Profitability

Brand Alignment and Unification with Corporate Sector Rebranding

CEA SECTOR OPPORTUNITY

Rescheduling of Cannabis from Schedule 1 to Schedule 3

Passage of SAFER Banking Bill

Strengthening Cannabis Sector Momentum in Key States: PA, NY, MN, OH, NJ

urban-gro®

INVESTOR RELATIONS CONTACTS

Jeff Sonnek
ICR, Inc.

Barbara Graham
urban-gro, Inc.

720-730-8160

investors@urban-gro.com


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urban-gro